UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 30, 2021

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2021, United Insurance Holdings Corp. (the “Company”), together with its wholly-owned subsidiaries, United Property and Casualty Insurance Company, an insurance company organized under the laws of the State of Florida (“UPC”), and United Insurance Management, L.C., a Florida limited liability company (“UIM”), entered into a Renewal Rights Agreement, dated as of December 30, 2021 (the “Renewal Rights Agreement”), with Homeowners Choice Property & Casualty Insurance Company, Inc., an insurance company organized under the laws of the State of Florida (“HCPCI”), pursuant to which the Company, UPC and UIM agreed to sell, and HCPCI agreed to purchase, the renewal rights to UPC’s personal lines homeowners business in Georgia, North Carolina and South Carolina. The sale was also consummated on December 30, 2021.

As part of the sale of renewal rights, HCPCI will make an up-front cash payment to UPC of $3,800,000. In addition, following the collection by HCPCI of $64,000,000 of the premium for the policies issued by HCPCI to replace the subject personal lines homeowners policies, HCPCI will pay to UPC a renewal rights commission (“Renewal Rights Commission”) in an amount equal to six percent (6%) of such premium for each such replacement policy issued by HCPCI after such time; but only to the extent the Renewal Rights Commission exceeds the up-front cash payment, and further provided, that the aggregate amount of Renewal Rights Commission payable by HCPCI to UPC shall not exceed $6,000,000.

The description of the Renewal Rights Agreement is qualified in its entirety by reference to the full text of the applicable agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Renewal Rights Agreement, dated as of December 30, 2021, by and among United Property and Casualty Insurance Company, United Insurance Holdings Corp., United Insurance Management, L.C., and Homeowners Choice Property & Casualty Insurance Company, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
January 4, 2022	By:	/s/ B. Bradford Martz
B. Bradford Martz President and Chief Financial Officer